                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           MFS Municipal Income Trust
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                         MFS(R) MUNICIPAL INCOME TRUST

                500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116


               NOTICE OF THE 1999 ANNUAL MEETING OF SHAREHOLDERS


                        TO BE HELD ON SEPTEMBER 16, 1999



The 1999 Annual Meeting of Shareholders of MFS(R) Municipal Income Trust (the "Trust") will be held at 500 Boylston Street, Boston, Massachusetts, at 9:30 a.m. on Thursday, September 16, 1999, for the following purposes:



ITEM 1. To elect William J. Poorvu, Elaine R. Smith, and David B. Stone as Trustees of the Trust.



ITEM 2. To ratify the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1999.


ITEM 3. To transact such other business as may properly come before the meeting and any adjournments thereof.

          YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS.


Only shareholders of record on July 19, 1999 will be entitled to vote at the Annual Meeting of Shareholders.


                                           STEPHEN E. CAVAN, Secretary and Clerk


July 29, 1999


YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE.

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of

MFS(R) Municipal Income Trust (the "Trust") to be used at the 1999 Annual Meeting of Shareholders (the "Meeting") to be held at 9:30 a.m. on Thursday, September 16, 1999, at 500 Boylston Street, Boston, Massachusetts, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the tabulation agent, State Street Bank and Trust Company, P.O. Box 592, Boston, Massachusetts 02102, or delivered at the Meeting. On July 19, 1999, there were outstanding 39,241,222.758 shares of the Trust. Shareholders of record at the close of business on July 19, 1999 will be entitled to one vote for each share held.



The mailing address of the Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about July 29, 1999. A copy of the Trust's Annual Report and its most recent Semi-Annual Report succeeding the Annual Report may be obtained without charge by contacting MFS Service Center, Inc., the Trust's transfer and shareholder servicing agent (the "Shareholder Servicing Agent"), P.O. Box 2281, Boston, MA 02107-9906, or by telephone toll-free at (800) 637-2304.


ITEM 1--ELECTION OF TRUSTEES


Under the provisions of the Trust's Declaration of Trust, the Trustees are divided into three classes each having a term of three years. It is intended that proxies not limited to the contrary will be voted in favor of William J. Poorvu, Elaine R. Smith and David B. Stone, each as Trustee of the class whose term will expire at the 2002 Annual Meeting of Shareholders (or special meeting in lieu thereof). Ms. Smith and Messrs. Poorvu and Stone are presently Trustees of the Trust. Under the terms of the Trust's retirement plan, the Trustees have a mandatory retirement age of 73. Consequently, Mr. Stone will retire no later than December 31, 2000.



The following table presents certain information regarding the Trustees, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a Trustee's name indicates that the Trustee is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust's investment adviser and that the Trustee has been affiliated with the investment adviser for more than five years.



                                                                                          SHARES OF
                                                                                         TRUST OWNED
                                                                                         BENEFICIALLY
NAME, AGE, POSITION WITH TRUST, PRINCIPAL OCCUPATION         FIRST BECAME     TERM          AS OF           PERCENT
AND OTHER DIRECTORSHIPS(1)                                    A TRUSTEE     EXPIRING   JULY 14, 1999(2)   OF CLASS(3)
JEFFREY L. SHAMES,* (born 6/2/55), Chairman and President;
  Massachusetts Financial Services Company, Chairman and
  Chief Executive Officer.                                       1993         2000               0.0             0%
RICHARD B. BAILEY,* (born 9/14/26), Trustee; Private
  Investor; Massachusetts Financial Services Company,
  Former Chairman and Director (prior to September 30,
  1991); Cambridge Bancorp, Director; Cambridge Trust
  Company, Director.                                             1986         2001             500.0        0.0013%
J. ATWOOD IVES, (born 5/1/36), Trustee; Eastern Enterprises
  (diversified services company), Chairman, Trustee and
  Chief Executive Officer.                                       1992         2000               0.0             0%
LAWRENCE T. PERERA, (born 6/23/35), Trustee; Hemenway &
  Barnes (attorneys), Partner.                                   1986         2000               0.0             0%

                                                                                          SHARES OF
                                                                                         TRUST OWNED
                                                                                         BENEFICIALLY
NAME, AGE, POSITION WITH TRUST, PRINCIPAL OCCUPATION         FIRST BECAME     TERM          AS OF           PERCENT
AND OTHER DIRECTORSHIPS(1)                                    A TRUSTEE     EXPIRING   JULY 14, 1999(2)   OF CLASS(3)
WILLIAM J. POORVU, (born 4/10/35), Trustee; Harvard Univer-
  sity Graduate School of Business Administration, Adjunct
  Professor; CBL & Associates Properties, Inc. (a real
  estate investment trust), Trustee; The Baupost Fund (a
  registered investment company), Vice Chairman and Trustee
  (since November 1993), Chairman and Trustee (prior to
  November 1993).                                                1986         1999           2,586.6        0.0066%
CHARLES W. SCHMIDT, (born 3/18/28), Trustee; Private Inves-
  tor; International Technology Corporation, Director;
  Mohawk Paper Company, Director.                                1986         2001             387.0        0.0010%
ARNOLD D. SCOTT,* (born 12/16/24), Trustee; Massachusetts
  Financial Services Company, Senior Executive Vice
  President, Director and Secretary.                             1993         2000             326.6        0.0008%
ELAINE R. SMITH, (born 4/25/46), Trustee; Independent Con-
  sultant.                                                       1992         1999             119.8        0.0003%
DAVID B. STONE, (born 9/2/27), Trustee; North American
  Management Corp. (investment adviser), Chairman; Eastern
  Enterprises (diversified services company), Director.          1989         1999               0.0             0%
All Trustees and officers as a group                                                         4,654.7        0.0119%


---------------

(1) Directorships or Trusteeships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies").

(2) Numbers are approximate and include, where applicable, shares owned by a Trustee's or officer's spouse or minor children or shares which were otherwise reported by the Trustee or officer as "beneficially owned" under SEC rules.


(3) Percentage of shares outstanding on July 14, 1999. All shares are held with sole voting and investment power, except to the extent that such powers may be shared by a family member or a trustee of a family trust.



All Trustees serve as Trustees of 31 funds within the MFS fund complex advised by Massachusetts Financial Services Company ("MFS" or the "Adviser"), investment adviser to the Trust, except for Messrs. Bailey and Scott, who each serve as Trustee of 74 funds within the MFS fund complex, and Mr. Shames, who serves as Trustee of 132 funds within the MFS fund complex. Messrs. Scott and Shames are "interested persons" (as defined under the 1940 Act) of the Trust because they are each an officer and director of MFS; Messrs. Scott and Shames each own shares of common stock of MFS. Mr. Bailey is considered an "interested person" of the Trust because he is a director of Sun Life Assurance Company of Canada (U.S.), an affiliate of MFS.


The Trust pays each Trustee who is not an officer of the Adviser a fee of $7,000 per year plus $400 per meeting and per committee meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. In addition, each Trustee who is not an officer of the Adviser will be entitled to receive certain benefits pursuant to the Trust's retirement plan. Under this plan, each such Trustee (or his or her beneficiaries) will be entitled to receive an annual retirement or death benefit in an amount of up to 50% of such Trustee's average annual compensation, depending on the Trustee's length of service. Set forth below is certain information concerning the cash compensation paid to these Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

                           TRUSTEE COMPENSATION TABLE


                                               RETIREMENT
                                                 BENEFIT
                              TRUSTEE FEES   ACCRUED AS PART     ESTIMATED         TOTAL TRUSTEE
                                  FROM          OF TRUST       CREDITED YEARS     FEES FROM TRUST
          TRUSTEE               TRUST(1)       EXPENSE(1)      OF SERVICE(2)    AND FUND COMPLEX(3)
          -------             ------------   ---------------   --------------   -------------------
Richard B. Bailey               $ 9,033          $3,873               8              $259,430
J. Atwood Ives                   10,233           4,013              17               149,491
Lawrence T. Perera                9,433           6,067              21               129,371
William J. Poorvu                10,633           6,267              21               139,006
Charles W. Schmidt               10,233           6,133              14               129,301
Arnold D. Scott                       0               0             N/A                     0
Jeffrey L. Shames                     0               0             N/A                     0
Elaine R. Smith                  12,233           4,480              27               150,511
David B. Stone                   12,633           5,940              11               165,826


---------------


(1) For fiscal year ended October 31, 1998.


(2) Based on normal retirement age of 73.


(3) For calendar year 1998. All Trustees receiving compensation served as Trustees of 31 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $43 billion), except Mr. Bailey, who served as Trustee of 74 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $68 billion).


       ESTIMATED ANNUAL BENEFITS PAYABLE BY THE TRUST UPON RETIREMENT(4)


                         YEARS OF SERVICE
  AVERAGE      -------------------------------------
TRUSTEE FEES     3        5        7      10 OR MORE
------------   ------   ------   ------   ----------
  $ 8,130      $1,220   $2,033   $2,846     $4,065
    9,283       1,393    2,321    3,249      4,642
   10,437       1,566    2,609    3,653      5,218
   11,590       1,739    2,898    4,057      5,795
   12,743       1,912    3,186    4,460      6,372
   13,897       2,085    3,474    4,864      6,948


---------------

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


The Board of Trustees of the Trust met six times during its last fiscal year. The Board has a standing Audit Committee, currently composed of Ms. Smith and Messrs. Perera, Poorvu, and Stone, which met five times during the Trust's last fiscal year, to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent public accountants for the Trust, to approve all significant services proposed to be performed by its independent public accountants and to consider the possible effect of such services on their independence. The Board has created a Nominating Committee, composed of Ms. Smith and Messrs. Ives, Perera, Poorvu, Schmidt and Stone, that is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee consists only of Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. The Board currently expects to reduce the size of the Board upon the retirement of Mr. Stone by December 31, 2000 in order to eliminate the vacancy created by his retirement. Shareholders wishing to recommend Trustee candidates for consideration by the Nominating Committee may do so by writing the Secretary of the Trust. Members of the Nominating Committee confer periodically and hold meetings as required. The Nominating Committee did not meet during the Trust's last fiscal year.


REQUIRED VOTE. Approval of this proposal as to any nominee will require the affirmative vote of a plurality of the outstanding shares of the Trust voting at the Meeting in person or by proxy.

ITEM 2--RATIFICATION OF SELECTION OF ACCOUNTANTS

It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, of Deloitte & Touche LLP under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Trust required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending October 31, 1999. Deloitte & Touche LLP has no direct or material indirect interest in the Trust. A representative of Deloitte & Touche LLP is expected to be present at the Meeting and will have an opportunity to make a statement if he desires to do so. Such representative is also expected to be available to respond to appropriate questions.


INVESTMENT ADVISER AND ADMINISTRATOR

The Trust engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, which is in turn an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H1J9.


MANNER OF VOTING PROXIES

All proxies received by the management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted for the election of Ms. Smith and Messrs. Poorvu and Stone as Trustees of the Trust (if still available for election) and ratification of the selection of Deloitte & Touche LLP as independent public accountants.



All proxies voted, including proxies that reflect abstentions or the withholding of authority to vote for a nominee for election as Trustee, will be counted toward establishing a quorum. Passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. With respect to the election of Trustees and the ratification of public accountants, neither withholding authority to vote nor abstentions have any effect on the outcome of the voting on either item.


The Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is the Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF PROPOSALS

Proposals of shareholders which are intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Trust on or prior to March 31, 2000.


SECTION 16(a)--BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires trustees, directors and certain officers of the Trust and the Adviser, and persons who own more than ten percent of the Trust's shares, to file reports of ownership and changes in ownership with the

SEC and the New York Stock Exchange. Such persons are required by SEC regulation to furnish the Trust with copies of all Section 16(a) forms they file.


Based solely on review of the copies of such Forms 3, 4 and 5 and amendments thereto furnished to the Trust with respect to its most recent fiscal year, or written representations that no Forms 5 were required, the Trust believes that, with one exception described below, during the year ended October 31, 1998, all
Section 16(a) filing requirements applicable to trustees, directors and certain officers of the Trust and the Adviser and greater than ten percent beneficial owners were complied with. In one instance, a Form 4 reflecting the transfer of Trust shares from accounts held in trust by Mr. W. Thomas London, the Treasurer of the Trust, acting as Trustee, to the beneficiaries of the trust accounts, was filed late.


ADDITIONAL INFORMATION

To obtain the necessary representation at the Meeting, solicitations may be made by mail, telephone, or interview by Corporate Investor Communications, Inc. ("CIC") or its agents, as well as by officers of the Trust, employees of the Adviser and securities dealers by whom shares of the Trust have been sold. It is anticipated that the total cost of any such solicitations, if made by CIC or its agents, would be approximately $6,000 plus out-of-pocket expenses, and if made by any other party, would be nominal.


The expense of solicitations as well as the preparation, printing and mailing of the enclosed form of proxy, and this Notice and Proxy Statement, will be borne by the Trust.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

July 29, 1999                                         MFS MUNICIPAL INCOME TRUST


                                                                                MFS(R) MUNICIPAL
                                                                                  INCOME TRUST
                                                                               500 Boylston Street
                                                                           Boston, Massachusetts 02116
                                                              -----------------------------------------------------

                                                                                 Proxy Statement
                                                                           For the 1999 Annual Meeting
                                                                          of Shareholders to be held on
                                                                               September 16, 1999
                                                              -----------------------------------------------------



         MFS(R) MUNICIPAL


           INCOME TRUST



   500 Boylston Street, Boston,
        Massachusetts 02116

PROXY      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                         MFS(R) MUNICIPAL INCOME TRUST

        PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS, SEPTEMBER 16, 1999

The undersigned hereby appoints JAMES R. BORDEWICK, JR., STEPHEN E. CAVAN, W. THOMAS LONDON and JEFFREY L. SHAMES, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1999 Annual Meeting of shareholders of MFS(R) MUNICIPAL INCOME TRUST to be held at 500 Boylston Street, Boston, Massachusetts, on Thursday, September 16, 1999, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEM 2. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTERS.

--------------------------------------------------------------------------------
 PLEASE VOTE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name or names appear on reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-----------------------------
MFS[R] MUNICIPAL INCOME TRUST
-----------------------------

    1. ELECTION OF TRUSTEES.
       NOMINEES:

                                          FOR ALL   WITH-   FOR ALL
                                          NOMINEES   HOLD    EXCEPT
       WILLIAM J. POORVU                    [ ]       [ ]      [ ]
        ELAINE R. SMITH
        DAVID B. STONE

     IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A
     PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT"
     BOX AND STRIKE A LINE THROUGH THE NAME(S) OF
     THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR
     THE REMAINING NOMINEE(S).

    2. RATIFICATION OF SELECTION          FOR      AGAINST     ABSTAIN
       OF ACCOUNTANTS.                    [ ]       [ ]         [ ]



PLEASE BE SURE TO SIGN AND DATE THIS PROXY.        DATE
------------------------------------------------------------------------

--------------------------------           -----------------------------
    SHAREHOLDER SIGN HERE                       CO-OWNER SIGN HERE

RECORD DATE SHARES:
------------------------------------------------------------------------